Exhibit 21.1
DEVELOPERS DIVERSIFIED REALTY CORPORATION
LIST OF SUBSIDIARIES/AFFILIATES
1000 Van Ness Owners Association, a California corporation
93-1 Cortland Associates, LLC, a New York limited liability company
AIP Office Flex II LLC, an Ohio limited liability company
AIP Properties #2, L.P., a Delaware limited partnership
AIP Tamarac, Inc., a Texas corporation
AIP-Alfred, Inc., a Taxes corporation
American Industrial Properties REIT, a Texas real estate investment trust
American Industrial Properties REIT, Inc., a Maryland corporation
American Property Protection Company, a Vermont corporation
Ash Associates SPE, LLC, a Delaware limited liability company
Ash-I Associates, LLC, an Ohio limited liability company
Ash-L Associates, LLC, an Ohio limited liability company
Bandera Pointe Investment LLC, a Delaware limited liability company
Belden Park Crossings I LLC, an Ohio limited liability company
Benderson-Arcade Associates, LLC, a New York limited liability company
Benderson-Erie Associates, LLC, a New York limited liability company
Benderson-French Associates, LLC, a New York limited liability company
Benderson-Medina Associates, LLC, a New York limited liability company
Benderson-Wainberg Associates, L.P., a Delaware limited partnership
Benderson-Wainberg Associates II, L.P., a Delaware limited partnership
Benderson-Warsaw Associates, LLC, a New York limited liability company
BFW/Pike Associates, LLC, a New York limited liability company
BG Alden Stop, LLC, a New York limited liability company
BG Arcade Stop, LLC, a New York limited liability company
BG Arlington Road, LLC, a Florida limited liability company
BG BCF, LLC, a New York limited liability company
BG Bear Road, LLC, a New York limited liability company
BG Bear Road II, LLC, a New York limited liability company
BG Big Flats, LLC, a New York limited liability company
BG Big Flats I, LLC, a New York limited liability company
BG Big Flats II-III, LLC, a New York limited liability company
BG Big Flats II-III SPE LLC, a Delaware limited liability company
BG Big Flats IV, LLC, a New York limited liability company
BG Big Flats I SPE LLC, a Delaware limited liability company
BG Big Flats IV SPE LLC, a Delaware limited liability company

BG Boulevard, LLC, a New York limited liability company
BG Boulevard II, LLC, a New York limited liability company
BG Boulevard III, LLC, a New York limited liability company
BG Canandaigua LLC, a Delaware limited liability company
BG Chili, LLC, a New York limited liability company
BG D&L Stop, LLC, a New York limited liability company
BG Dansville Stop, LLC, a New York limited liability company
BG Del-Arrow, LLC, a New York limited liability company
BG Del-Ton, LLC, a New York limited liability company
BG Delaware Consumer Square LLC, a Delaware limited liability company
BG Delaware Holdings LLC, a Delaware limited liability company
BG Dewitt M & CEC, LLC, a New York limited liability company
BG Eastwood, LLC, a Kentucky limited liability company
BG Fairview Square, LLC, a Virginia limited liability company
BG GMT, LLC, a New York limited liability company
BG GMT II, LLC, a New York limited liability company
BG GMT III, LLC, a New York limited liability company
BG Greece, LLC, a New York limited liability company
BG Hamburg HD, LLC, a New York limited liability company
BG Hamburg SJB, LLC, a New York limited liability company
BG Hamburg Village, LLC, a New York limited liability company
BG Hen-Jef II, LLC, a New York limited liability company
BG Henrietta, LLC, a New York limited liability company
BG Highlands, LLC, a Florida limited liability company
BG Holding LLC, a Delaware limited liability company
BG Horizon, LLC, a Florida limited liability company
BG Kellogg Stop, LLC, a New York limited liability company
BG Lockport II, LLC, a New York limited liability company
BG Maple Road, LLC, a New York limited liability company
BG McKinley, LLC, a New York limited liability company
BG McKinley II, LLC, a New York limited liability company
BG Mid City I, LLC, a New York limited liability company
BG Milestrip, LLC, a New York limited liability company
BG M-K, LLC, a New York limited liability company
BG Mohawk Stop, LLC, a New York limited liability company
BG Monmouth, LLC, a New Jersey limited liability company
BG New Hartford, LLC, a New York limited liability company
BG Niagara HD, LLC, a New York limited liability company
BG North Charleston, LLC, a South Carolina limited liability company
BG North Charleston SPE LLC, a Delaware limited liability company

BG Norwich Stop, LLC, a New York limited liability company
BG ODP Tonawanda, LLC, a New York limited liability company
BG Olean, LLC, a New York limited liability company
BG Ontario Stop, LLC, a New York limited liability company
BG Orland Park HD, LLC, a New York limited liability company
BG Outer Loop, LLC, a Kentucky limited liability company
BG Pine Plaza, LLC, a New York limited liability company
BG Portage Stop, LLC, a New York limited liability company
BG Rotonda LLC, a Delaware limited liability company
BG Seneca Ridge, LLC, a New York limited liability company
BG Sheridan-Delaware, LLC, a New York limited liability company
BG Sheridan-Harlem II, LLC, a New York limited liability company
BG South Park, LLC, a New York limited liability company
BG Southside, LLC, a New York limited liability company
BG Southside SPE LLC, a Delaware limited liability company
BG Thruway LLC, a Delaware limited liability company
BG Toledo, LLC, an Ohio limited liability company
BG Tonawanda Stop, LLC, a New York limited liability company
BG Transit JA I, LLC, a New York limited liability company
BG Transit JA II, LLC, a New York limited liability company
BG Transit JA III, LLC, a New York limited liability company
BG Turfway, LLC, a Kentucky limited liability company
BG Union Town, LLC, a North Carolina limited liability company
BG Village LLC, a Delaware limited liability company
BG Walker, LLC, a Michigan limited liability company
BG West Seneca HD, LLC, a New York limited liability company
BG Williamsville, LLC, a New York limited liability company
BG WNF LLC, a Delaware limited liability company
BG-DDR Exchange, LLC, a Delaware limited liability company
Black Cherry Limited Liability Company, a Colorado limited liability company
Buffalo-Avon Holdings LLC, a Delaware limited liability company
Buffalo-Broad Associates, LLC, an Ohio limited liability company
Buffalo-Dewitt Associates, LLC, a New York limited liability company
Buffalo-Elmwood Associates, LLC, a New York limited liability company
Buffalo-Elmwood SPE, LLC, a New York limited liability company
Buffalo-Hamlin Holdings LLC, a Delaware limited liability company
Buffalo-Ithaca Associates, LLC, a New York limited liability company
Buffalo-Ithaca Associates I, LLC, a New York limited liability company
Buffalo-Leroy Holdings LLC, a Delaware limited liability company
Buffalo-Mooresville, LLC, a New York limited liability company

Buffalo Mooresville II, LLC, a Delaware limited liability company
Buffalo-Niskayuna Associates, LLC, a New York limited liability company
Buffalo-Norfolk Associates, L.L.P., a Virginia limited liability company
Buffalo-Post Falls Associates, L.L.C., a New York limited liability company
Buffalo-Springville Associates, LLC, a New York limited liability company
Buffalo-Sunset Ridge Associates, LLC, a New York limited liability company
Buffalo-Westgate Associates, LLC, a New York limited liability company
Buffalo-Westgate SPE, LLC, a New York limited liability company
Canal Street Partners, L.L.C., a Michigan limited liability company
Centerton Square LLC, a Delaware limited liability company
Central Park Solon LLC, an Ohio limited liability company
Chelmsford Associates LLC, a Delaware limited liability company
Cole/DDR JV Independence LLC, a Delaware limited liability company
Cole/DDR MT Independence LLC, a Delaware limited liability company
Chesterfield Exchange, LLC, a Georgia limited liability company
Community Centers Three, L.L.C., a Delaware limited liability company
Continental Sawmill Limited Liability Company, an Ohio limited liability company
Continental Sawmill Limited Partnership, an Ohio limited partnership
Coon Rapids Riverdale Village LLC, an Ohio limited liability company
Coventry II DDR Bloomfield LLC, a Delaware limited liability company
Coventry II DDR Bloomfield TRS LLC, a Delaware limited liability company
Coventry II DDR Bloomfield TRS Parent LLC, a Delaware limited liability company
Coventry II DDR Buena Park LLC, a Delaware limited liability company
Coventry II DDR Buena Park Place Holdings LLC, a Delaware limited liability company
Coventry II DDR Buena Park Place LP, a Delaware limited partnership
Coventry II DDR City Walk LLC, a Delaware limited liability company
Coventry II DDR Fairplain LLC, a Delaware limited liability company
Coventry II DDR Harbor Bloomfield Phase 1 LLC, a Delaware limited liability company
Coventry II DDR Harbor Bloomfield Phase 2 LLC, a Delaware limited liability company
Coventry II DDR Marley Creek Square LLC, a Delaware limited liability company
Coventry II DDR Merriam Village LLC, a Delaware limited liability company
Coventry II DDR Montgomery Farm Holdings LLC, a Delaware limited liability company
Coventry II DDR Montgomery Farm LLC, a Delaware limited liability company
Coventry II DDR Phoenix Spectrum LLC, a Delaware limited liability company
Coventry II DDR Phoenix Spectrum Fee LLC, a Delaware limited liability company
Coventry II DDR Phoenix Spectrum OP LLC, a Delaware limited liability company
Coventry II DDR Phoenix Spectrum SPE LLC, a Delaware limited liability company
Coventry II DDR SM LLC, a Delaware limited liability company
Coventry II DDR Totem Lake LLC, a Delaware limited liability company
Coventry II DDR Tri County LLC, a Delaware limited liability company

Coventry II DDR Tri County SPE LLC, a Delaware limited liability company
Coventry II DDR Ward Parkway LLC, a Delaware limited liability company
Coventry II DDR Westover LLC, a Delaware limited liability company
Coventry II DDR Westover Holdings LLC, a Delaware limited liability company
Coventry II DDR/Trademark Montgomery Farm, L.P., a Texas limited partnership
Coventry II DDR/Tucker Marley Creek Square LLC, a Delaware limited liability company
Coventry II MM DDR Tri County LLC, a Delaware limited liability company
Coventry Long Beach Plaza LLC, a Delaware limited liability company
Coventry Real Estate Partners, Ltd., an Ohio limited liability company
Coventry Round Rock LLC, an Ohio limited liability company
CRRV Central LLC, a Delaware limited liability company
DD Community Centers Five Inc., an Ohio corporation
DD Community Centers Eight, Inc., a Delaware corporation
DDPD OPP LLC, a Maryland limited liability company
DDR/1st Carolina Crossings South LLC, a Delaware limited liability company
DDR/1st Carolina Crossings North LLC, a Delaware limited liability company
DDR 2008 Portfolio LLC, a Delaware limited liability company
DDR Aspen Grove Lifestyle Center Properties, LLC, a Delaware limited liability company
DDR Aspen Grove Office Parcel LLC, a Delaware limited liability company
DDR Atlantico LLC, S.E., a Delaware limited liability company
DDR Aurora LLC, a Delaware limited liability company
DDR Beachwood Headquarters LLC, a Delaware limited liability company
DDR Big V Associates L.C., a Utah limited liability company
DDR Boynton Acquisitions, L.L.C., a Delaware limited liability company
DDR Camino Real LLC, S.E., a Delaware limited liability company
DDR Canada Ventures Holding Inc., a Delaware corporation
DDR Canada Ventures Inc., an Ontario corporation
DDR Caribbean LLC, a Delaware limited liability company
DDR Caribbean Property Management LLC, a Delaware limited liability company
DDR Cayey LLC, S.E., a Delaware limited liability company
DDR Chandler LLC, an Ohio limited liability company
DDR Chillicothe LLC, a Delaware limited liability company
DDR Connecticut LLC, an Ohio limited liability company
DDR Continental Inc., an Ohio corporation
DDR Continental LP, an Ohio limited partnership
DDR Copper Country LLC, a Delaware limited liability company
DDR CPR Portfolio LLC, S.E., a Delaware limited liability company
DDR Cross Pointe Centre LLC, a Delaware limited liability company
DDR Crossroads Center LLC, an Ohio limited liability company
DDR Crossroads NY LLC, a Delaware limited liability company

DDR Culver Ridge LLC, a Delaware limited liability company
DDR DB 151 Ventures LP, a Texas limited partnership
DDR DB Development Ventures LP, a Texas limited partnership
DDR DB Kyle LP, a Texas limited partnership
DDR DB Mendocino LP, a Delaware limited partnership
DDR DB Opportunity Sub, Inc., an Ohio corporation
DDR DB Outlot LP, a Texas limited partnership
DDR DB Outlot II LP, a Texas limited partnership
DDR DB SA Ventures LP, a Texas limited partnership
DDR DB Schertz LP, a Texas limited partnership
DDR DB Stone Oak LP, a Texas limited partnership
DDR DB Tech Ventures LP, a Texas limited partnership
DDR DB Terrell LP, a Texas limited partnership
DDR Deer Park Town Center LLC, an Ohio limited liability company
DDR del Sol LLC, S.E., a Delaware limited liability company
DDR DownREIT LLC, an Ohio limited liability company
DDR Duvall LLLP, a Delaware limited liability limited partnership
DDR Eastgate Plaza LLC, a Delaware limited liability company
DDR ECE LLC, a Delaware limited liability company
DDR Escorial LLC, S.E., a Delaware limited liability company
DDR Fajardo LLC, S.E., a Delaware limited liability company
DDR Family Centers I Inc., an Ohio corporation
DDR Family Centers LP, a Delaware limited partnership
DDR Family Centers Orem LLC, a Delaware limited liability company
DDR FC Lakepointe LLC, a Delaware limited liability company
DDR FC Lakepointe I LP, a Texas limited partnership
DDR Flatiron LLC, an Ohio limited liability company
DDR Fort Union I & II LLC, a Delaware limited liability company
DDR Fort Union III LLC, a Delaware limited liability company
DDR Fort Union W LLC, a Delaware limited liability company
DDR GC Ventures LLC, a Delaware limited liability company
DDR GL East GP Inc., an Ontario corporation
DDR GL East Limited Partnership, an Ontario limited partnership
DDR GL East OPCU ULC, an Alberta unlimited liability company
DDR GL West GP Inc., an Ontario corporation
DDR GL West Limited Partnership, an Ontario limited partnership
DDR GL West OPCU ULC, an Alberta unlimited liability company
DDR GLH Buffalo-Norfolk Holdings LLC, a Delaware limited liability company
DDR GLH Erie Plaza Trust, a Delaware statutory trust
DDR GLH Freedom Plaza LLC, a Delaware limited liability company

DDR GLH GP Holdings LLC, a Delaware limited liability company
DDR GLH GP Holdings II LLC, a Delaware limited liability company
DDR GLH Hanover Trust, a Delaware business trust
DDR GLH LLC, a Delaware limited liability company
DDR GLH Marketplace Plaza LLC, a Delaware limited liability company
DDR Green Lane Bayview GP Inc., an Ontario corporation
DDR Green Lane Bayview Limited Partnership, an Ontario limited partnership
DDR Green Lane Bayview OPCO ULC, an Alberta unlimited liability company
DDR Guayama WM LLC, S.E., a Delaware limited liability company
DDR Guilford LLC, a Delaware limited liability company
DDR Gulfport Promenade LLC, a Delaware limited liability company
DDR Hamilton LLC, S.E., a Delaware limited liability company
DDR Harbison Court LLC, a Delaware limited liability company
DDR Hendon Nassau Park II LP, a Georgia limited partnership
DDR Hermes Associates L.C., a Utah limited liability company
DDR HD & C LLC, a Delaware limited liability company
DDR Holborn Brampton GP Inc., an Ontario corporation
DDR Holborn Brampton Limited Partnership, an Ontario limited partnership
DDR Holborn Brampton OPCO ULC, an Alberta unlimited liability company
DDR Homestead LLC, a Delaware limited liability company
DDR Horseheads LLC, a Delaware limited liability company
DDR Houston LLC, a Delaware limited liability company
DDR Independence LLC, a Delaware limited liability company
DDR Isabela LLC, S.E., a Delaware limited liability company
DDR Isabela II LLC, S.E., a Delaware limited liability company
DDR Jamestown Plaza LLC, a Delaware limited liability company
DDR Jupiter Falls, LLC, a Delaware limited liability company
DDR Kildeer Inc., an Illinois corporation
DDR KM Shopping Center LLC, a Delaware limited liability company
DDR Kyle Holdings LLC, a Delaware limited liability company
DDR Lake Walden G.P., L.L.C., a Delaware limited liability company
DDR Leroy Plaza LLC, a Delaware limited liability company
DDR Liberty Fair, Inc., a Delaware corporation
DDR Long Beach LLC, a Delaware limited liability company
DDR Luxembourg S.a`r.l., a Luxembourg company
DDR Macquarie Bison Holdings LLC, a Delaware limited liability company
DDR Macquarie Fund LLC, a Delaware limited liability company
DDR Macquarie Longhorn Holdings LLC, a Delaware limited liability company
DDR Macquarie Longhorn II Holdings LLC, a Delaware limited liability company
DDR Macquarie Longhorn III Holdings LLC, a Delaware limited liability company

DDR Major Mac Richmond GP Inc., an Ontario corporation
DDR Major Mac Richmond Limited Partnership, an Ontario limited partnership
DDR Major Mac Richmond OPCU ULC, an Ontario unlimited liability company
DDR Management LLC, a Delaware limited liability company
DDR Manatee Master GP LLC, a Delaware limited liability company
DDR Manatee Master LP, a Delaware limited partnership
DDR Manatee Master REIT, Inc., a Delaware corporation
DDR Mariner Square LLC, a Delaware limited liability company
DDR Mariner Square II LLC, a Delaware limited liability company
DDR Markaz LLC, a Delaware limited liability company
DDR Markaz II LLC, a Delaware limited liability company
DDR McHenry Square LLC, a Delaware limited liability company
DDR MDT Asheville River Hills LLC, a Delaware limited liability company
DDR MDT Batavia Commons LLC, a Delaware limited liability company
DDR MDT Batavia SJB Plaza LLC, a Delaware limited liability company
DDR MDT Batavia Stop Plaza LLC, a Delaware limited liability company
DDR MDT Belden Park LLC, a Delaware limited liability company
DDR MDT Belden Park II LLC, a Delaware limited liability company
DDR MDT BN LLC, a Delaware limited liability company
DDR MDT Brookfield LLC, a Delaware limited liability company
DDR MDT Brown Deer Center LLC, a Delaware limited liability company
DDR MDT Brown Deer Market LLC, a Delaware limited liability company
DDR MDT Carillon Place LLC, a Delaware limited liability company
DDR MDT Cheektowaga Walden Place LLC, a Delaware limited liability company
DDR MDT Connecticut Commons LLC, a Delaware limited liability company
DDR MDT Cool Springs Pointe LLC, a Delaware limited liability company
DDR MDT Eastgate Plaza LLC, a Delaware limited liability company
DDR MDT Eastgate Plaza Restaurant LLC, a Delaware limited liability company
DDR MDT Erie Marketplace LLC, a Delaware limited liability company
DDR MDT Fairfax Towne Center LLC, a Delaware limited liability company
DDR MDT Fayetteville Spring Creek LLC, a Delaware limited liability company
DDR MDT Fayetteville Steele Crossing LLC, a Delaware limited liability company
DDR MDT Flatacres Marketcenter LLC, a Delaware limited liability company
DDR MDT Frisco Marketplace GP LLC, a Delaware limited liability company
DDR MDT Frisco Marketplace LP, a Delaware limited partnership
DDR MDT Grandville Marketplace LLC, a Delaware limited liability company
DDR MDT Great Northern LLC, a Delaware limited liability company
DDR MDT Harbison Court LLC, a Delaware limited liability company
DDR MDT Holdings I Trust, a Maryland real estate investment trust
DDR MDT Holdings II Trust, a Maryland real estate investment trust

DDR MDT Holdings III Trust, a Maryland real estate investment trust
DDR MDT Independence Commons LLC, a Delaware limited liability company
DDR MDT Lake Brandon Plaza LLC, a Delaware limited liability company
DDR MDT Lake Brandon Village LLC, a Delaware limited liability company
DDR MDT Lake Walden Square LLC, a Delaware limited liability company
DDR MDT Lakepointe Crossing LP, a Delaware limited partnership
DDR MDT Lakepointe GP LLC, a Delaware limited liability company
DDR MDT Lancaster Cinemas LLC, a Delaware limited liability company
DDR MDT Liquidating Sub LLC, a Delaware limited liability company
DDR MDT MacArthur GP LLC, a Delaware limited liability company
DDR MDT MacArthur Marketplace LP, a Delaware limited partnership
DDR MDT Marketplace at Towne Center GP LLC, a Delaware limited liability company
DDR MDT Marketplace at Towne Center LP, a Delaware limited partnership
DDR MDT McDonough Marketplace LLC, a Delaware limited liability company
DDR MDT McKinney Marketplace GP LLC, a Delaware limited liability company
DDR MDT McKinney Marketplace LP, a Delaware limited partnership
DDR MDT Merriam Town Center LLC, a Delaware limited liability company
DDR MDT Midway Marketplace LLC, a Delaware limited liability company
DDR MDT Monaca Township Marketplace LLC, a Delaware limited liability company
DDR MDT MTC Holdings LLC, a Delaware limited liability company
DDR MDT Murfreesboro Towne Center LLC, a Delaware limited liability company
DDR MDT MV Anaheim Hills LP, a Delaware limited partnership
DDR MDT MV Antioch LP, a Delaware limited partnership
DDR MDT MV Burbank LP, a Delaware limited partnership
DDR MDT MV Carson City LLC, a Delaware limited liability company
DDR MDT MV Chandler LLC, a Delaware limited liability company
DDR MDT MV Chino LP, a Delaware limited partnership
DDR MDT MV Clovis LP, a Delaware limited partnership
DDR MDT MV College Grove LP, a Delaware limited partnership
DDR MDT MV Deer Valley LLC, a Delaware limited liability company
DDR MDT MV El Cajon, a Delaware limited partnership
DDR MDT MV Fairfield LP, a Delaware limited partnership
DDR MDT MV Folsom LP, a Delaware limited partnership
DDR MDT MV Foothill Ranch LP, a Delaware limited partnership
DDR MDT MV Garden Grove LP, a Delaware limited partnership
DDR MDT MV GP LLC, a Delaware limited liability company
DDR MDT MV GP II LLC, a Delaware limited liability company
DDR MDT MV Holdings II LLC, a Delaware limited liability company
DDR MDT MV Ingram LP, a Delaware limited partnership
DDR MDT MV LLC, a Delaware limited liability company

DDR MDT MV Lompoc LP, a Delaware limited partnership
DDR MDT MV Madera LP, a Delaware limited partnership
DDR MDT MV Nellis Crossing LLC, a Delaware limited liability company
DDR MDT MV North Fullerton I LP, a Delaware limited partnership
DDR MDT MV North Fullerton II LP, a Delaware limited partnership
DDR MDT MV Northridge LP, a Delaware limited partnership
DDR MDT MV Palmdale LP, a Delaware limited partnership
DDR MDT MV Porterville LP, a Delaware limited partnership
DDR MDT MV Redding LP, a Delaware limited partnership
DDR MDT MV Reno LLC, a Delaware limited liability company
DDR MDT MV Santa Maria LP, a Delaware limited partnership
DDR MDT MV Santa Rosa LP, a Delaware limited partnership
DDR MDT MV Silver Creek LLC, a Delaware limited liability company
DDR MDT MV Slatten Ranch LP, a Delaware limited partnership
DDR MDT MV Sonora LP, a Delaware limited partnership
DDR MDT MV South San Diego LP, a Delaware limited partnership
DDR MDT MV Superstition Springs LLC, a Delaware limited liability company
DDR MDT MV SW Las Vegas LLC, a Delaware limited liability company
DDR MDT MV Tucson LLC, a Delaware limited liability company
DDR MDT MV Tulare LP, a Delaware limited partnership
DDR MDT MV Ukiah LP, a Delaware limited partnership
DDR MDT MV Valencia LP, a Delaware limited partnership
DDR MDT MV West Covina LP, a Delaware limited partnership
DDR MDT MV West Las Vegas LLC, a Delaware limited liability company
DDR MDT Nashville Marketplace LLC, a Delaware limited liability company
DDR MDT Overland Pointe Marketplace LLC, a Delaware limited liability company
DDR MDT Parker Pavilions LLC, a Delaware limited liability company
DDR MDT Parker Pavilions II LLC, a Delaware limited liability company
DDR MDT Perimeter Pointe LLC, a Delaware limited liability company
DDR MDT Piedmont Plaza LLC, a Delaware limited liability comapny
DDR MDT Pioneer Hills LLC, a Delaware limited liability company
DDR MDT Pioneer Hills CP LLC, a Delaware limited liability company
DDR MDT PS LLC, a Delaware limited liability company
DDR MDT Revolver Holdings LLC, a Delaware limited liability company
DDR MDT Riverdale Village Inner Ring LLC, a Delaware limited liability company
DDR MDT Riverdale Village Outer Ring LLC, a Delaware limited liability company
DDR MDT Shoppers World LLC, a Delaware limited liability company
DDR MDT Shops at Turner Hill LLC, a Delaware limited liability company
DDR MDT SW Holdings Trust, a Massachusetts business trust
DDR MDT Towne Center Prado LLC, a Delaware limited liability company

DDR MDT Turner Hill Marketplace LLC, a Delaware limited liability company
DDR MDT Union Consumer Square LLC, a Delaware limited liability company
DDR MDT Union Road Plaza LLC, a Delaware limited liability company
DDR MDT Venice Holdings LLC, a Delaware limited liability company
DDR MDT Walden Avenue Bookstore LLC, a Delaware limited liability company
DDR MDT Walden Consumer Square LLC, a Delaware limited liability company
DDR MDT Williamsville Premier Place LLC, a Delaware limited liability company
DDR MDT Winter Park Palms LLC, a Delaware limited liability company
DDR MDT Woodfield Village LLC, a Delaware limited liability company
DDR Mendocino Holdings LLC, a Delaware limited liability company
DDR Merchants Square G.P., L.LC., a Florida limited liability company
DDR Miami Avenue, LLC, a Delaware limited liability company
DDR Michigan II LLC, an Ohio limited liability company
DDR Mid-Atlantic Management Corp., a Delaware corporation
DDR Midvalley LLC, a Delaware limited liability company
DDR Midway Plaza LLC, a Delaware limited liability company
DDR Nampa LLC, a Delaware limited liability company
DDR Nassau Park II Inc., an Ohio corporation
DDR Nassau Pavilion Associates LP, a Georgia limited partnership
DDR Nassau Pavilion Inc., an Ohio corporation
DDR Norte LLC, S.E., a Delaware limited liability company
DDR Northcreek Commons LLC, a Delaware limited liability company
DDR Northern Brampton BF LLC, a Delaware limited liability company
DDR Northern Brampton TE Co., a Delaware corporation
DDR Northern Brampton Trust, a Delaware statutory trust
DDR Northern HC BF LLC, a Delaware limited liability company
DDR Northern HC TE Co., a Delaware corporation
DDR Northern HC Trust, a Delaware statutory trust
DDR Northern Richmond Hill BF LLC, a Delaware limited liability company
DDR Northern Richmond Hill TE Co., a Delaware corporation
DDR Northern Richmond Hill Trust, a Delaware statutory trust
DDR Northland Squae LLC, a Delaware limited liability company
DDR Oceanside LLC, a Delaware limited liability company
DDR Oeste LLC, S.E., a Delaware limited liability company
DDR Office Flex Corporation, a Delaware corporation
DDR Office Flex LP, an Ohio limited partnership
DDR OG Holdings LLC, a Delaware limited liability company
DDR Ohio Opportunity LLC, an Ohio limited liability company
DDR Ohio Opportunity II LLC, an Ohio limited liability company
DDR Ohio Opportunity III LLC, an Ohio limited liability company

DDR Ontario Plaza LLC, a Delaware limited liability company
DDR Orchard Park LLC, a Delaware limited liability company
DDR Orlando LLC, a Delaware limited liability company
DDR Ormond Towne Square LLC, a Delaware limited liability company
DDR Oviedo Park LLC, a Delaware limited liability company
DDR Oxford Plaza LLC, a Delaware limited liability company
DDR Palma Real LLC, S.E., a Delaware limited liability company
DDR Panorama Plaza LLC, a Delaware limited liability company
DDR Paradise LLC, an Ohio limited liability company
DDR Point Plaza LLC, a Delaware limited liability company
DDR/Post Office Limited Partnership, a Virginia limited partnership
DDR PR Ventures LLC, S.E., a Delaware limited liability company
DDR PR Ventures II LLC, a Delaware limited liability company
DDR PR GC Ventures LLC, a Delaware limited liability company
DDR Property Management LLC, a Delaware limited liability company
DDR Queensway LLC, an Ohio limited liability company
DDR Queensway CM LLC, an Ohio limited liability company
DDR Realty Company, a Maryland Real Estate Investment Trust
DDR Reno LLC, a Delaware limited liability company
DDR Retail Real Estate Limited Partnership, an Illinois limited partnership
DDR Rexville LLC, S.E., a Delaware limited liability company
DDR Rio Hondo LLC, S.E., a Delaware limited liability company
DDR Riverchase LLC, a Delaware limited liability company
DDR Riverchase II LLC, a Delaware limited liability company
DDR Riverdale North LLC, a Delaware limited liability company
DDR Riverdale South LLC, a Delaware limited liability company
DDR Robinson Stop LLC, a Delaware limited liability company
DDR Sansone Development Ventures LLC, a Missouri limited liability company
DDR Schertz Holdings LLC, a Delaware limited liability company
DDR Scottsdale Pavilions LLC, a Delaware limited liability company
DDR Seabrook LLC, a Delaware limited liability company
DDR Senorial LLC, S.E., a Delaware limited liability company
DDR/SKW Grayslake LLC, a Delaware limited liability company
DDR SM LLC, a Delaware limited liability company
DDR Southeast 12th Street DST, a Delaware statutory trust
DDR Southeast 6th Street DST, a Delaware statutory trust
DDR Southeast Abernathy, L.L.C., a Delaware limited liability company
DDR Southeast Alliance, L.L.C., a Delaware limited liability company
DDR Southeast Alpharetta, L.L.C., a Delaware limited liability company
DDR Southeast Apex Development, L.L.C., a Delaware limited liability company

DDR Southeast Apopka, L.L.C., a Delaware limited liability company
DDR Southeast Arapaho, L.L.C., a Delaware limited liability company
DDR Southeast Barber, L.L.C., a Delaware limited liability company
DDR Southeast Baytown GP, L.L.C., a Delaware limited liability company
DDR Southeast Baytown Limited Partnership, a Delaware limited partnership
DDR Southeast Baytown LP, L.L.C., a Delaware limited liability company
DDR Southeast Bethany, L.L.C., a Delaware limited liability company
DDR Southeast Bloomingdale, L.L.C., a Delaware limited liability company
DDR Southeast Brandon, L.L.C., a Delaware limited liability company
DDR Southeast Brick, L.L.C., a Delaware limited liability company
DDR Southeast Broadway Street, L.L.C., a Delaware limited liability company
DDR Southeast Buckingham, L.L.C., a Delaware limited liability company
DDR Southeast Buffalo Road DST, a Delaware statutory trust
DDR Southeast Camfield, L.L.C., a Delaware limited liability company
DDR Southeast Camp Hill PA DST, a Delaware statutory trust
DDR Southeast Capital Crossing, L.L.C., a Delaware limited liability company
DDR Southeast Cary, L.L.C., a Delaware limited liability company
DDR Southeast Cary Millpond, L.L.C., a Delaware limited liability company
DDR Southeast Cascades, L.L.C., a Delaware limited liability company
DDR southeast Central Avenue, L.L.C., a Delaware limited liability company
DDR Southeast Chattanooga, L.L.C., a Delaware limited liability company
DDR Southeast Clearwater Development, L.L.C., a Delaware limited liability company
DDR Southeast Colerain, L.L.C., a Delaware limited liability company
DDR Southeast Concord, L.L.C., a Delaware limited liability company
DDR Southeast Cortez, L.L.C., a Delaware limited liability company
DDR Southeast Cove Road, L.L.C., a Delaware limited liability company
DDR Southeast Cullman, L.L.C., a Delaware limited liability company
DDR Southeast Culver City DST, a Delaware statutory trust
DDR Southeast Dania, L.L.C., a Delaware limited liability company
DDR Southeast Davis Boulevard, L.L.C., a Delaware limited liability company
DDR Southeast Daytona Beach, L.L.C., a Delaware limited liability company
DDR Southeast Dearborn Hieghts Telegraph Road, L.L.C., a Delaware limited liability company
DDR Southeast Denbigh Village, L.L.C., a Delaware limited liability company
DDR Southeast Dothan, L.L.C., a Delaware limited liability company
DDR Southeast Dothan Outparcel, L.L.C., a Delaware limited liability company
DDR Southeast Douglasville Depot, L.L.C., a Delaware limited liability company
DDR Southeast Downtown SP, L.L.C., a Delaware limited liability company
DDR Southeast Duluth Reynolds, L.L.C., a Delaware limited liability company
DDR Southeast Devall, L.L.C., a Delaware limited liability company
DDR Southeast East 26th Street DST, a Delaware statutory trust

DDR Southeast East Hanover, L.L.C., a Delaware limited liability company
DDR Southeast Edgewater, L.L.C., a Delaware limited liability company
DDR Southeast Enota, L.L.C., a Delaware limited liability company
DDR Southeast Evansville East Lloyd, L.L.C., a Delaware limited liability company
DDR Southeast Forest Hills, L.L.C., a Delaware limited liability company
DDR Southeast Fountains, L.L.C., a Delaware limited liability company
DDR Southeast Fountains Outparcels, L.L.C., a Delaware limited liability company
DDR Southeast Fredericksburg, L.L.C., a Delaware limited liability company
DDR Southeast Gaffney, L.L.C., a Delaware limited liability company
DDR Southeast Garland, L.L.C., a Delaware limited liability company
DDR Southeast Gate-Con, L.L.C., a Delaware limited liability company
DDR Southeast Genesee Street, L.L.C., a Delaware limited liability company
DDR Southeast Glenwood Gentry, L.L.C., a Delaware limited liability company
DDR Southeast Golden Gate, L.L.C., a Delaware limited liability company
DDR Southeast Golden Mile Highway DST, a Delaware statutory trust
DDR Southeast Goldenrod, L.L.C., a Delaware limited liability company
DDR Southeast Grand Prairie GP, L.L.C., a Delaware limited liability company
DDR Southeast Grand Prairie Limited Partnership, an Illinois limited partnership
DDR Southeast Grand Prairie LP, L.L.C., a Delaware limited liability company
DDR Southeast Greensboro, L.L.C., a Delaware limited liability company
DDR Southeast Greenville Augusta, L.L.C., a Delaware limited liability company
DDR Southeast Greenville Woodruff, L.L.C., a Delaware limited liability company
DDR Southeast Greenwood, L.L.C., a Delaware limited liability company
DDR Southeast Hampton, L.L.C., a Delaware limited liability company
DDR Southeast Highland Ranch, L.L.C., a Delaware limited liability company
DDR Southeast Independence, L.L.C., a Delaware limited liability company
DDR Southeast Jacksboro, L.L.C., a Delaware limited liability company
DDR Southeast Jefferson Street DST, a Delaware statutory trust
DDR Southeast Jersey City, L.L.C., a Delaware limited liability company
DDR Southeast JFF, L.L.C., a Delaware limited liability company
DDR Southeast JFF Covington, L.L.C., a Delaware limited liability company
DDR Southeast Jones Bridge, L.L.C., a Delaware limited liability company
DDR Southeast Katy GP, L.L.C., a Delaware limited liability company
DDR Southeast Katy Limited Partnership, an Illinois limited partnership
DDR Southeast Katy LP, L.L.C., a Delaware limited liability company
DDR Southeast Kester Mills, L.L.C., a Delaware limited liability company
DDR Southeast Lake Walden Limited Partnership, a Florida limited partnership
DDR Southeast Lake Worth, L.L.C., a Delaware limited liability company
DDR Southeast Lawrenceville, L.L.C., a Delaware limited liability company
DDR Southeast Lexington, L.L.C., a Delaware limited liability company

DDR Southeast Livonia 6 Mile Road, L.L.C., a Delaware limited liability company
DDR Southeast Loisdale, L.L.C., a Delaware limited liability company
DDR Southeast Macon, L.L.C., a Delaware limited liability company
DDR Southeast Macon Eisenhower Annex, L.L.C., a Delaware limited liability company
DDR Main Colony, L.L.C., a Delaware limited liability company
DDR Southeast Manchester, L.L.C., a Delaware limited liability company
DDR Southeast Meadow Pointe, L.L.C., a Delaware limited liability company
DDR Southeast Meadow Pointe Pasco, L.L.C., a Delaware limited liability company
DDR Southeast Memorial Boulevard DST, a Delaware statutory trust
DDR Southeast Middletown, L.L.C., a Delaware limited liability company
DDR Southeast Midwestern Parkway, L.L.C., a Delaware limited liability company
DDR Southeast Millersport Highway, L.L.C., a Delaware limited liability company
DDR Southeast Millpond, L.L.C., a Delaware limited liability company
DDR Southeast Monroeville Boulevard DST, a Delaware statutory trust
DDR Southeast Morgantown, L.L.C., a Delaware limited liability company
DDR Southeast Morris, L.L.C., a Delaware limited liability company
DDR Southeast New Tampa Commons, L.L.C., a Delaware limited liability company
DDR Southeast Northpoint, L.L.C., a Delaware limited liability company
DDR Southeast Oakley, L.L.C., a Delaware limited liability company
DDR Southeast Oklahoma City, L.L.C., a Delaware limited liability company
DDR Southeast Oleander, L.L.C., a Delaware limited liability company
DDR Southeast Olympia DST, a Delaware statutory trust
DDR Southeast Orange Blossom, L.L.C., a Delaware limited liability company
DDR Southeast Oshkosh Koeller Street, L.L.C., a Delaware limited liability company
DDR Southeast Parker, L.L.C., a Delaware limited liability company
DDR Southeast Peach Street DST, a Delaware statutory trust
DDR Southeast Penn Highway DST, a Delaware statutory trust
DDR Southeast Piedmont, L.L.C., a Delaware limited liability company
DDR Southeast Pinehurst, L.L.C., a Delaware limited liability company
DDR Southeast Pittsburgh Street DST, a Delaware statutory trust
DDR Southeast Plant City, L.L.C., a Delaware limited liability company
DDR Southeast Port Huron, L.L.C., a Delaware limited liability company
DDR Southeast Property Management Corp., a Delaware corporation
DDR Southeast Raleigh, L.L.C., a Delaware limited liability company
DDR Southeast Retail Acquisitions, L.L.C., a Delaware limited liability company
DDR Southeast Retail Real Estate Manager, L.L.C., a Delaware limited liability company
DDR Southeast Richmond, L.L.C., a Delaware limited liability company
DDR Southeast River Oaks, L.L.C., a Delaware limited liability company
DDR Southeast Rockford Alpine Road, L.L.C., a Delaware limited liability company
DDR Southeast Rome, L.L.C., a Delaware limited liability company

DDR Southeast Route 130 DST, a Delaware statutory trust
DDR Southeast Rowlett, L.L.C., a Delaware limited liability company
DDR Southeast Sandy Plains, L.L.C., a Delaware limited liability company
DDR Southeast Saw Mill Run Boulevard DST, a Delaware statutory trust
DDR Southeast Seekonk, L.L.C., a Delaware limited liability company
DDR Southeast Shelmore, L.L.C., a Delaware limited liability company
DDR Southeast Short Pump, L.L.C., a Delaware limited liability company
DDR Southeast Snellville, L.L.C., a Delaware limited liability company
DDR Southeast Southlake, L.L.C., a Delaware limited liability company
DDR Southeast Spartanburg Blackstock, L.L.C., a Delaware limited liability company
DDR Southeast Spartanburg Pine, L.L.C., a Delaware limited liability company
DDR Southeast Spring Mall, L.L.C., a Delaware limited liability company
DDR Southeast Springfield, L.L.C., a Delaware limited liability company
DDR Southeast Station, L.L.C., a Delaware limited liability company
DDR Southeast Steeplechase, L.L.C., a Delaware limited liability company
DDR Southeast Steubenville, L.L.C., a Delaware limited liability company
DDR Southeast SW Parkway, L.L.C., a Delaware limited liability company
DDR Southeast Sycamore School, L.L.C., a Delaware limited liability company
DDR Southeast Sylvania, L.L.C., a Delaware limited liability company
DDR Southeast Tega Cay, L.L.C., a Delaware limited liability company
DDR Southeast Tequesta, L.L.C., a Delaware limited liability company
DDR Southeast Town Center Limited Patnership, a Delaware limited partnership
DDR Southeast Trinity Mills, L.L.C., a Delaware limited liability company
DDR Southeast Tyrone II, L.L.C., a Delaware limited liability company
DDR Southeast Union, L.L.C., a Delaware limited liability company
DDR Southeast Valley Park, L.L.C., a Delaware limited liability company
DDR Southeast Vero Beach, L.L.C., a Delaware limited liability company
DDR Southeast Visionworks, L.L.C., a Delaware limited liability company
DDR Southeast Wakefield, L.L.C., a Delaware limited liability company
DDR Southeast Warner Robbins, L.L.C., a Delaware limited liability company
DDR Southeast Waterfront Market, L.L.C., a Delaware limited liability company
DDR Southeast Wendover, L.L.C., a Delaware limited liability company
DDR Southeast West 26th Street DST, a Delaware statutory trust
DDR Southeast West Chester, L.L.C., a Delaware limited liability company
DDR Southeast Westland Middlebelt Road, L.L.C., a Delaware limited liability company
DDR Southeast Whitlock, L.L.C., a Delaware limited liability company
DDR Southeast Windsor, L.L.C., a Delaware limited liability company
DDR Southeast Winter Park, L.L.C., a Delaware limited liability company
DDR Southeast Woodruff, L.L.C., a Delaware limited liability company
DDR Southern Management Corporation, a Delaware corporation

DDR Stone Oak Holdings LLC, a Delaware limited liability company
DDR/Stonebridge Capital Unit I, LLC, a Delaware limited liability company
DDR Tarpon Square LLC, a Delaware limited liability company
DDR TC LLC, a Delaware limited liability company
DDR Terrell Holdings LLC, a Delaware limited liability company
DDR Tinton Falls LLC, an Ohio limited liability company
DDR Town Center GP, L.L.C., a Georgia limited liability company
DDR TRT GP LLC, a Delaware limited liability company
DDR Union Road LLC, a Delaware limited liability company
DDR University Square Associates L.C., a Utah limited liability company
DDR Urban, Inc, a Delaware corporation
DDR Urban LP, a Delaware limited partnership
DDR Valencia Holdings LLC, a Delaware limited liability company
DDR Valencia L.P., a Delaware limited partnership
DDR Van Ness, Inc., an Ohio corporation
DDR/Van Ness Operating Company, L.P., a Delaware limited partnership
DDR Vega Baja LLC, S.E., a Delaware limited liability company
DDR VIC I L.C., a Utah limited liability company
DDR Warsaw Plaza LLC, a Delaware limited liability company
DDR Watertown LLC, an Ohio limited liability company
DDR Xenia and New Bern LLC, a Delaware limited liability company
DDRA Ahwatukee Foothills LLC, a Delaware limited liability company
DDRA Arrowhead Crossing LLC, a Delaware limited liability company
DDRA Community Centers Five, L.P., a Delaware limited partnership
DDRA Community Centers Eight, L.P., a Delaware limited partnership
DDRA Eagan Promenade LLC, a Delaware limited liability company
DDRA Eastchase Market GP LLC, a Delaware limited liability company
DDRA Eastchase Market LP, a Texas limited partnership
DDRA Maple Grove Crossing LLC, a Delaware limited liability
DDRA Tanasbourne Town Center LLC, a Delaware limited liability company
DDRC Gateway LLC, a Delaware limited liability company
DDRC Michigan LLC, an Ohio limited liability company
DDRC PDK Easton LLC, an Ohio limited liability company
DDRC PDK Hagerstown LLC, an Ohio limited liability company
DDRC PDK Salisbury LLC, an Ohio limited liability company
DDRC PDK Salisbury Phase III LLC, an Ohio limited liability company
DDRC Pike Entertainment LLC, a California limited liability company
DDRC Salem LLC, a Delaware limited liability company
DDRM Aberdeen Square LLC, a Delaware limited liability company
DDRM Apple Blossom Corners LLC, a Delaware limited liability company

DDRM Bardmoor Shopping Center LLC, a Delaware limited liability company
DDRM Casselberry Commons LLC, a Delaware limited liability company
DDRM Center Pointe Plaza I LLC, a Delaware limited liability company
DDRM Center Pointe Plaza II LLC, a Delaware limited liability company
DDRM Chickasaw Trails Shopping Center LLC, a Delaware limited liability company
DDRM Citrus Hills LLC, a Delaware limited liability company
DDRM Clayton Corners LLC, a Delaware limited liability company
DDRM Clearwater Crossing LLC, a Delaware limited liability company
DDRM Cofer Crossing LLC, a Delaware limited liability company
DDRM Conway Plaza LLC, a Delaware limited liability company
DDRM Countryside LLC, a Delaware limited liability company
DDRM Creekwood Crossing LLC, a Delaware limited liability company
DDRM Crossroads Plaza LLC, a Delaware limited liability company
DDRM Crystal Springs Shopping Center LLC, a Delaware limited liability company
DDRM Derby Square LLC, a Delaware limited liability company
DDRM Fayetteville Pavilion LLC, a Delaware limited liability company
DDRM Flamingo Falls LLC, a Delaware limited liability company
DDRM Hairston Crossing LLC, a Delaware limited liability company
DDRM Harundale Plaza LLC, a Delaware limited liability company
DDRM Heather Island Plaza LLC, a Delaware limited liability company
DDRM Highland Grove LLC, a Delaware limited liability company
DDRM Hilliard Rome LLC, a Delaware limited liability company
DDRM Hilltop Plaza GP LLC, a Delaware limited liability company
DDRM Hilltop Plaza LP, a Delaware limited partnership
DDRM Holdings Pool 1 LLC, a Delaware limited liability company
DDRM Holdings Pool 2 LLC, a Delaware limited liability company
DDRM Killearn Shopping Center LLC., a Delaware limited liability company
DDRM Lakewood Ranch LLC, a Delaware limited liability company
DDRM Largo Town Center LLC, a Delaware limited liability company
DDRM Market Square LLC, a Delaware limited liability company
DDRM Meadowmont Village Center LLC, a Delaware limited liability company
DDRM Meadows Square LLC, a Delaware limited liability company
DDRM Melbourne Shopping Center LLC, a Delaware limited liability company
DDRM Midway Plaza LLC, a Delaware limited liability company
DDRM North Pointe Plaza LLC, a Delaware limited liability company
DDRM Northlake Commons LLC, a Delaware limited liability company
DDRM Oviedo Park Crossing LLC, a Delaware limited liability company
DDRM Paradise Promenade LLC, a Delaware limited liability company
DDRM Paraiso Plaza LLC, a Delaware limited liability company
DDRM PBC LLC, a Delaware limited liability company

DDRM Plaza del Paraiso LLC, a Delaware limited liability company
DDRM Properties LLC, a Delaware limited liability company
DDRM River Run LLC, a Delaware limited liability company
DDRM Riverdale Shops LLC, a Delaware limited liability company
DDRM Riverstone Plaza LLC, a Delaware limited liability company
DDRM Rosedale Shopping Center LLC, a Delaware limited liability company
DDRM Sexton Commons LLC, a Delaware limited liability company
DDRM Sharon Greens LLC, a Delaware limited liability company
DDRM Sharon Greens Outlot LLC, a Delaware limited liability company
DDRM Sheridan Square LLC, a Delaware limited liability company
DDRM Shoppes at Lake Dow LLC, a Delaware limited liability company
DDRM Shoppes at New Tampa LLC, a Delaware limited liability company
DDRM Shoppes at Paradise Pointe LLC, a Delaware limited liability company
DDRM Shoppes of Ellenwood LLC, a Delaware limited liability company
DDRM Shoppes of Golden Acres LLC, a Delaware limited liability company
DDRM Shoppes of Lithia LLC, a Delaware limited liability company
DDRM Shoppes on the Ridge LLC, a Delaware limited liability company
DDRM Shops at Oliver’s Crossing LLC, a Delaware limited liability company
DDRM Skyview Plaza LLC, a Delaware limited liability company
DDRM Southampton Village LLC, a Delaware limited liability company
DDRM Southwood Plantation LLC, a Delaware limited liability company
DDRM Springfield Commons LLC, a Delaware limited liability company
DDRM Village Center I LLC, a Delaware limited liability company
DDRM Village Center II LLC, a Delaware limited liability company
DDRM Willage Square at Golf LLC, a Delaware limited liability company
DDRM Watercolor Crossing LLC, a Delaware limited liability company
DDRM West Falls Plaza LLC, a Delaware limited liability company
DDRM West Oaks Towne Center LLC, a Delaware limited liability company
DDR-SAU Atlanta Brookhavem, L.L.C., a Delaware limited liability company
DDR-SAU Atlanta Cascade, L.L.C., a Delaware limited liability company
DDR-SAU Atlanta Cascade Corners, L.L.C., a Delaware limited liability company
DDR-SAU Canton Hickory, L.L.C., a Delaware limited liability company
DDR-SAU Decatur Flat Shoals, L.L.C., a Delaware limited liability company
DDR-SAU Durham Patterson, L.L.C., a Delaware limited liability company
DDR-SAU Greenville Pointe, L.L.C., a Delaware limited liability company
DDR-SAU Greer North Hampton Market, L.L.C., a Delaware limited liability company
DDR-SAU Indianapolis Glenlake, L.L.C., a Delaware limited liability company
DDR-SAU Jackson West Towne, L.L.C., a Delaware limited liability company
DDR-SAU Lewandowski, L.L.C., a Delaware limited liability company
DDR-SAU Marietta, L.L.C., a Delaware limited liability company

DDR-SAU Memphis American Way, L.L.C., a Delaware limited liability company
DDR-SAU Milan Main, L.L.C., a Delaware limited liability company
DDR-SAU Morristown Crossroads, L.L.C., a Delaware limited liability company
DDR-SAU Myrtle Beach Carolina Forest, L.L.C., a Delaware limited liability company
DDR-SAU Myrtle Beach Carolina Forest Outparcels, L.L.C., a Delaware limited liability company
DDR-SAU Nashville Willowbrook, L.L.C., a Delaware limited liability company
DDR-SAU Oakland, L.L.C., a Delaware limited liability company
DDR-SAU Pasadena Red Bluff GP, L.L.C., a Delaware limited liability company
DDR-SAU Pasadena Red Bluff Limited Partnership, a Delaware limited partnership
DDR-SAU Pasadena Red Bluff LP, L.L.C., a Delaware limited liability company
DDR-SAU Retail Fund, L.L.C., a Delaware limited liability company
DDR-SAU Roscoe Hononegah, L.L.C., a Delaware limited liability company
DDR-SAU Salisbury Alexander, L.L.C., a Delaware limited liability company
DDR-SAU South Bend Broadmoor, L.L.C., a Delaware limited liability company
DDR-SAU South Square, L.L.C., a Delaware limited liability company
DDR-SAU Stone Mountain Deshon, L.L.C., a Delaware limited liability company
DDR-SAU Suwanee Johns Creek, L.L.C., a Delaware limited liability company
DDR-SAU Virginia Beach Republic, L.L.C., a Delaware limited liability company
DDR-SAU Waynesboro, L.L.C., a Delaware limited liability company
DDR-SAU Wendover Phase II, L.L.C., a Delaware limited liability company
DDR-SAU Winston-Salem Harper Hill, L.L.C., a Delaware limited liability company
DDRTC Aiken Exchange LLC, a Delaware limited liability company
DDRTC Alexander Place LLC, a Delaware limited liability company
DDRTC Amity Square LLC, a Delaware limited liability company
DDRTC Anderson Central LLC, a Delaware limited liability company
DDRTC Barrett Pavilion LLC, a Delaware limited liability company
DDRTC Bartow Marketplace LLC, a Delaware limited liability company
DDRTC Bellevue Place SC LLC, a Delaware limited liability company
DDRTC Birkdale Village LLC, a Delaware limited liability company
DDRTC Boynton Commons LLC, a Delaware limited liability company
DDRTC Capital Plaza LLC, a Delaware limited liability company
DDRTC Carlisle Commons LLC, a Delaware limited liability company
DDRTC CC Plaza LLC, a Delaware limited liability company
DDRTC Chatham Crossing LLC, a Delaware limited liability company
DDRTC Chesterfield Crossings LLC, a Delaware limited liability company
DDRTC City Crossing LLC, a Delaware limited liability company
DDRTC Columbiana Station I LLC, a Delaware limited liability company
DDRTC Columbiana Station II LLC, a Delaware limited liability company
DDRTC Commonwealth II LLC, a Delaware limited liability company
DDRTC Core Retail Fund, LLC, a Delaware limited liability company

DDRTC Cox Creek SC LLC, a Delaware limited liability company
DDRTC CP LLC, a Delaware limited liability company
DDRTC CRC LLC, a Delaware limited liability company
DDRTC Creeks at Virginia Center LLC, a Delaware limited liability company
DDRTC Cypress Trace LLC, a Delaware limited liability company
DDRTC Douglasville Pavilion LLC, a Delaware limited liability company
DDRTC Eisenhower Crossing LLC, a Delaware limited liability company
DDRTC Fayette Pavilion I and II LLC, a Delaware limited liability company
DDRTC Fayette pavilion III and IV LLC, a Delaware limited liability company
DDRTC Gateway Market Center LLC, a Delaware limited liability company
DDRTC Gateway Plaza LLC, a Delaware limited liability company
DDRTC GSC LLC, a Delaware limited liability company
DDRTC Heritage Pavilion LLC, a Delaware limited liability company
DDRTC Hillsboro Square LLC, a Delaware limited liability company
DDRTC Hiram Pavilion LLC, a Delaware limited liability company
DDRTC Holdings Pool 1 LLC, a Delaware limited liability company
DDRTC Holdings Pool 2 LLC, a Delaware limited liability company
DDRTC Holdings Pool 3 LLC, a Delaware limited liability company
DDRTC Holdings Pool 5 LLC, a Delaware limited liability company
DDRTC Holdings Pool 6 LLC, a Delaware limited liability company
DDRTC Market Place LLC, a Delaware limited liability company
DDRTC Marketplace at Mill Creek LLC, a Delaware limited liability company
DDRTC McFarland Plaza LLC, a Delaware limited liability company
DDRTC Naugatuck Valley SC LLC, a Delaware limited liability company
DDRTC Newnan Pavilion LLC, a Delaware limited liability company
DDRTC North Hill Commons LLC, a Delaware limited liability company
DDRTC Oak Summit LLC, a Delaware limited liability company
DDRTC Overlook at King of Prussia LLC, a Delaware limited liability company
DDRTC Paradise Place LLC, a Delaware limited liability company
DDRTC Pleasant Hill LLC, a Delaware limited liability company
DDRTC Richland LLC, a Delaware limited liability company
DDRTC River Ridge LLC, a Delaware limited liability company
DDRTC Sand Lake Corners LLC, a Delaware limited liability company
DDRTC Sand Lake Corners Outlot LLC, a Delaware limited liability company
DDRTC Sarasota Pavilion LLC, a Delaware limited liability company
DDRTC Shoppes at Lake Mary LLC, a Delaware limited liability company
DDRTC Southern Pines Marketplace LLC, a Delaware limited liability company
DDRTC Southlake Pavilion LLC, a Delaware limited liability company
DDRTC Stonebridge Square LLC, a Delaware limited liability company
DDRTC Stonecrest Marketplace LLC, a Delaware limited liability company

DDRTC Suwanee Crossroads LLC, a Delaware limited liability company
DDRTC Sycamore Commons LLC, a Delaware limited liability company
DDRTC T&C LLC, a Delaware limited liability company
DDRTC Turkey Creek LLC, a Delaware limited liability company
DDRTC Universal Plaza LLC, a Delaware limited liability company
DDRTC Venture Pointe LLC, a Delaware limited liability company
DDRTC Village Crossing LLC, a Delaware limited liability company
DDRTC Walks at Highwood Preserve I LLC, a Delaware limited liability company
DDRTC Walks at Highwood Preserve II LLC, a Delaware limited liability company
DDRTC Ward’s Crossing LLC, a Delaware limited liability company
DDRTC Warwick Center LLC, a Delaware limited liability company
DDRTC Waterfront Marketplace LLC, a Delaware limited liability company
DDRTC Waterfront Stacks LLC, a Delaware limited liability company
DDRTC Waterfront Town Center LLC, a Delaware limited liability company
DDRTC Westside Centre LLC, a Delaware limited liability company
DDRTC Willoughby Hills SC LLC, a Delaware limited liability company
DDRTC Winslow Bay Commons LLC, a Delaware limited liability company
DDRTC Woodstock Square LLC, a Delaware limited liability company
DDRTC Wytheville Commons LLC, a Delaware limited liability company
Developers Diversified of Alabama, Inc., an Alabama corporation
Developers Diversified Centennial Promenade LP, an Ohio limited partnership
Developers Diversified Cook’s Corner LLC, an Ohio limited liability company
Developers Diversified of Indiana, Inc., an Ohio corporation
Developers Diversified of Mississippi, Inc., an Ohio corporation
Developers Diversified of Tennessee, Inc., an Ohio corporation
DOTRS Limited Liability Company, an Ohio limited liability company
DPG Columbia Square LLC, a Delaware limited liability company
DPG Farragut Pointe LLC, a Delaware limited liability company
DPG Five Forks Crossing LLC, a Delaware limited liability company
DPG Five Forks Village LLC, a Delaware limited liability company
DPG Realty Holdings LLC, a Delaware limited liability company
Drexel Washington Limited Liability Company, an Ohio limited liability company
Drexel Washington Limited Partnership, an Ohio limited partnership
Eastchase Fort Worth OG LLC, a Delaware limited liability company
Easton Market Limited Liability Company, a Delaware limited liability company
Energy Management Development Services LLC, a Delaware limited liability company
Fayetteville Black Investments LLC, a Delaware limited liability company
FT. Collins Partners I, LLC, a Colorado limited liability company
Fort Union Associates, L.C., a Utah limited liability company
GS Boardman LLC, a Delaware limited liability company

GS Brentwood LLC, a Delaware limited liability company
GS Centennial LLC, a Delaware limited liability company
GS DDR LLC, an Ohio limited liability company
GS Erie LLC, a Delaware limited liability company
GS Sunset LLC, a Delaware limited liability company
GS II Big Oaks LLC, a Delaware limited liability company
GS II Brook Highland LLC, a Delaware limited liability company
GS II DDR LLC, an Ohio limited liability company
GS II Green Ridge LLC, a Delaware limited liability company
GS II Indian Hills LLC, a Delaware limited liability company
GS II Jacksonville Regional LLC, a Delaware limited liability company
GS II Meridian Crossroads LLC, a Delaware limited liability company
GS II North Pointe LLC, a Delaware limited liability company
GS II Oxford Commons LLC, a Delaware limited liability company
GS II University Centre LLC, a Delaware limited liability company
GS II Uptown Solon LLC, a Delaware limited liability company
Hagerstown TIF LLC, an Ohio limited liability company
Hendon/Atlantic Rim Johns Creek, LLC, a Georgia limited liability company
Hermes Associates, a Utah general partnership
Hermes Associates, Ltd., a Utah limited partnership
Hermes Building Annex LLC, a Delaware limited liability company
Hickory Hollow Exchange, LLC, a Georgia limited liability company
Highland Grove Limited Liability Company, an Ohio limited liability company
Historic Van Ness LLC, a California limited liability company
Hudson-Elmira Associates, LLC, a New York limited liability company
HWWM Associates, LLC, a New York limited liability company
JDN Ash LLC, a Delaware limited liability company
JDN Ash II LLC, a Delaware limited liability company
JDN BG Union Town LLC, a Delaware limited liability company
JDN Development Company, Inc., a Delaware Corporation
JDN Development Company Holdings LLC, a Delaware limited liability company
JDN Development Investment, L.P., a Georgia limited partnership
JDN Development LP LLC, a Delaware limited liability company
JDN Intermountain Development, Parker Pavilion, LLC, a Georgia limited liability company
JDN of Alabama Realty LLC, a Delaware limited liability company
JDN Mooresville LLC, a Delaware limited liability company
JDN QRS LLC, a Delaware limited liability company
JDN Real Estate — Apex, L.P., a Georgia limited partnership
JDN Real Estate — Bridgewood Fort Worth, L.P., a Georgia limited partnership
JDN Real Estate — Conyers, L.P., a Georgia limited partnership

JDN Real Estate — Cumming, L.P., a Georgia limited partnership
JDN Real Estate — Freehold, L.P., a Georgia limited partnership
JDN Real Estate — Frisco, L.P., a Georgia limited partnership
JDN Real Estate — Hamilton, L.P., a Georgia limited partnership
JDN Real Estate — Hickory Creek, L.P., a Georgia limited partnership
JDN Real Estate — Lakeland, L.P., a Georgia limited partnership
JDN Real Estate — McDonough II, L.P., a Georgia limited partnership
JDN Real Estate — McKinney, L.P., a Georgia limited partnership
JDN Real Estate — Mesquite, L.P., a Georgia limited partnership
JDN Real Estate — Norwood, LLC, a Georgia limited liability company
JDN Real Estate — Overland Park, L.P., a Georgia limited partnership
JDN Real Estate — Parker Pavilions, L.P., a Georgia limited partnership
JDN Real Estate — Stone Mountain, L.P., a Georgia limited partnership
JDN Real Estate — Turner Hill, L.P., a Georgia limited partnership
JDN Real Estate — West Lafayette, L.P., a Georgia limited partnership
JDN Real Estate — West Lansing, L.P., a Georgia limited partnership
JDN Realty Corporation, a Maryland corporation
JDN Realty Holdings, L.P., a Georgia limited partnership
JDN Realty Investment, L.P., a Georgia limited partnership
JDN Realty LP LLC, a Delaware limited liability company
JDN Ward Parkway Inc., a Delaware corporation
JDN West Allis Associates, Limited Partnership, a Georgia limited partnership
JDN Westgate LLC, a Delaware limited liability company
J&T Oakland, LLC, a Tennessee limited liability company
Jefferson County Plaza LLC, a Missouri limited liability company
LaFrontera Investment LLC, a Delaware limited liability company
Lennox Town Center Limited, an Ohio limited liability company
Liberty Fair Mall Associates, Inc., an Ohio corporation
Liberty Fair Mall Associates Limited Partnership, a Virginia limited partnership
Liberty Fair VA LP, a Virginia limited partnership
Liberty Fair VA II LP, a Virginia limited partnership
Macquarie DDR Management Limited, an Australian corporation
Macquarie DDR Management LLC, a Delaware limited liability company
Macquarie DDR Trust, an Australian listed property trust (Affiliate)
Macquarie DDR U.S. Trust Inc., a Maryland corporation
Macquarie DDR U.S. Trust II Inc., a Maryland corporation
Merriam Town Center Ltd., an Ohio limited liability company
Metro Station Development Company, L.L.C., a Mississippi limited liability company
Mountain Vista Real Estate Opportunity Fund I, LLC, a Delaware limited liability company
Mt. Nebo Pointe LLC, an Ohio limited liability company

MV Bloomfield LLC, a Delaware limited liability company
MV Management Company LLC, a Delaware limited liability company
MZ I Community I LLC, a Delaware limited liability company
MZ II Community I LLC, a Delaware limited liability company
National Property Protection Company, a Vermont corporation
Niagara-Colonial Associates, LLC, a New York limited liability company
Parcel J-1B Limited Partnership, a Virginia limited partnership
Paseo Colorado Holdings LLC, a Delaware limited liability company
Paseo Parking, Inc., a Delaware Corporation
Pecan Park, LLC, a Mississippi limited liability company
Pedro Community Centers, Inc., anOhio corporation
Pepperell Corners, LTD., an Alabama limited partnership
Plainville Development L.P., an Ohio limited partnership
PR II Deer Park Town Center LLC, a Delaware limited liability company
Retail Value Investment Program Limited Partnership II, a Delaware limited partnership
Retail Value Investment Program Limited Partnership IIA, a Delaware limited partnership
Retail Value Investment Program Limited Partnership III, a Delaware limited partnership
Retail Value Investment Program IIIA Limited Partnership, a Delaware limited partnership
Retail Value Investment Program Limited Partnership IIIB, a Delaware limited partnership
Retail Value Investment Program IIIC Limited Partnership, a Delaware limited partnership
Retail Value Investment Program Limited Partnership IV, a Delaware limited partnership
Retail Value Investment Program Limited Partnership IVA, a Delaware limited partnership
Retail Value Investment Program Limited Partnership V, a Delaware limited partnership
Retail Value Investment Program Limited Partnership VI, a Delaware limited partnership
Retail Value Investment Program VII Limited Liability Company, a Delaware limited liability company
Retail Value Investment Program VIII Limited Partnership, a Delaware limited partnership
Riverdale Retail Associates L.C., a Utah limited liability company
RO & SW Realty LLC, a Delaware limited liability company
Rocky Mountain Real Estate L.L.C., a Utah limited liability company
RVIP VIII Holdings LLC, a Delaware limited liability company
RVIP CA/WA/OR Portfolio LLC, a Delaware limited liability company
RVIP Cameron Park Manager LLC, a Delaware limited liability company
RVIP Olympiad Plaza, L.P., a California limited partnership
RVIP Valley Central LP, a California limited partnership
RVIP Valley Central Manager LLC, a Delaware limited liability company
RVM Cherokee LLC, a Delaware limited liability company
RVM Long Beach Plaza LLC, a Delaware limited liability company
St. John Crossings, L.L.C., a Missouri limited liability company
Sansone Group/DDR LLC, a Missouri limited liability company
Service Baton Rouge, LLC, a Delaware limited liability company

Service Bridge LLC, a Delaware limited liability company
Service Holdings LLC, a Delaware limited liability company
Service Holdings II LLC, a Delaware limited liability company
Service Longview, L.P., a Texas limited partnership
Service Longview GP, LLC, a Delaware limited liability company
Service Pensacola, LLC, a Delaware limited liability company
Shea and Tatum Associates Limited Partnership, an Arizona limited partnership
ShoreSales LLC, a Delaware limited liability company
SM Newco Atnioch, LLC, a Delaware limited liability company
SM Newco Augusta, LLC, a Delaware limited liability company
SM LTCB Baytown GP, LLC, a Delaware limited liability company
SM LTCB Baytown, L.P., a Texas limited partnership
SM Newco Beaumont GP, LLC, a Delaware limited liability company
SM Newco Beaumont, L.P., a Texas limited partnership
SM Newco Bossier City, LLC, a Delaware limited liability company
SM Newco Bradenton, LLC, a Delaware limited liability company
SM Newco Burbank, LLC, a Delaware limited liability company
SM Newco Burlington, LLC, a Delaware limited liability company
SM Newco Chesapeake, LLC, a Delaware limited liability company
SM Newco Crystal Lake, LLC, a Delaware limited liability company
SM Newco Danbry, LLC, a Delaware limited liability company
SM Newco Dover, LLC, a Delaware limited liability company
SM Newco Downers Grove, LLC, a Delaware limited liability company
SM Newco Duluth, LLC, a Delaware limited liability company
SM Newco Evansville, LLC, a Delaware limited liability company
SM Newco Franklin, LLC, a Delaware limited liability company
SM Newco Hattiesburg, LLC, a Delaware limited liability company
SM Newco Houma, LLC, a Delaware limited liability company
SM Newco Huntsville, LLC, a Delaware limited liability company
SM Newco Knoxville, LLC, a Delaware limited liability company
SM LTCB Lansing, LLC, a Delaware limited liability company
SM Newco Las Vegas, LLC, a Delaware limited liability company
SM Newco Lexington, LLC, a Delaware limited liability company
SM LTCB Louisville, LLC, a Delaware limited liability company
SM Newco Manchester, LLC, a Delaware limited liability company
SM Newco McAllen GP, LLC, a Delaware limited liability company
SM Newco McAllen, L.P., a Texas limited partnership
SM Newco Mesa — East Southern Avenue, LLC, a Delaware limited liability company
SM Newco Middletown, LLC, a Delaware limited liability company
SM Newco North Charleston, LLC, a Delaware limited liability company

SM Newco Ocala, LLC, a Delaware limited liability company
SM Newco Orlando — West Colonial Drive, LLC, a Delaware limited liability company
SM Newco Paducah, LLC, a Delaware limited liability company
SM Newco Paramus, LLC, a Delaware limited liability company
SM Newco Raleigh, LLC, a Delaware limited liability company
SM Newco Richardson, L.P., a Texas limited partnership
SM LTCB St. Petersburg, LLC, a Delaware limited liability company
SM LTCB Stuart, LLC, a Delaware limited liability company
SM Newco Swansea, LLC, a Delaware limited liability company
SM Newco Salem, LLC, a Delaware limited liability company
SM Newco Sugar Land GP, LLC, a Delaware limited liability company
SM Newco Sugar Land, L.P., a Texas limited partnership
SM Newco Warr Acres, LLC, a Delaware limited liability company
SM Newco Wayne, LLC, a Delaware limited liability company
Southtown Realty LLC, a Delaware limited liability company
Sun Center Limited, an Ohio limited liability company
Tech Center 29 Limited Partnership, a Maryland limited partnership
Tech Center 29 Phase II Limited Partnership, a Maryland limited partnership
Tech Center Development Associates Limited Partnership, a Maryland limited partnership
Tech Ridge Coventry LLC, a Delaware limited liability company
Tech 29 GP, Inc., a Virginia corporation
TFCM Associates, LLC, a Utah limited liability company
Town Center Plaza, L.L.C., a Delaware limited liability company
Tri County Mall LLC, a Delaware limited liability company
TRT DDR Beaver Creek LLC, a Delaware limited liability company
TRT DDR Holdings I LLC, a Delaware limited liability company
TRT DDR Mt. Nebo LLC, a Delaware limited liability company
TRT DDR Venture I General Partnership, a Delaware general partnership
University Square Associates, Ltd., a Utah limited partnership.
USAA Income Properties IV Trust, a trust organized and existing in Massachusetts
Victor Square SPE, LLC, a New York limited liability company
Victor Square SPE I LLC, a Delaware limited liability company
WSJNY Associates, LLC, a New York limited liability company